Exhibit 99.3

Guaranty Bank & Trust Employee FAQs

What is happening?

Glacier Bancorp, Inc. (“GBCI” or “Glacier”) signed a definitive agreement to acquire Guaranty Bancshares, Inc. (“GNTY”), the bank holding company for Guaranty Bank & Trust, N.A. (“Guaranty Bank & Trust”), a leading community bank headquartered in Texas. Once the transaction closes, the bank will become Glacier’s 18th bank division, and their first in the state of Texas.

Who is Glacier Bancorp?

Glacier is a bank holding company based in Kalispell, Montana. GBCI is the parent company for Glacier Bank and its 17 bank divisions serving eight states in the Western and Southwestern U.S. Glacier operates with a community banking model, giving local banks autonomy in their markets while sharing the full resources of a larger banking organization. Community banking is central to Glacier’s business model and value system. They believe communities are best served by local division leaders and their teams making decisions about how to best meet the needs of their customers and communities.

Why are we joining Glacier?

Glacier Bancorp is acquiring us to bring together two strong, community-focused companies that share the same values and commitment to local service. Our Board determined that Glacier is a great fit given its focus on buying good banks in good markets with good people. Glacier is a premier acquirer and has a stellar track record of making acquisitions and continuing to build in those markets. At its core, this partnership is about combining strengths to better serve the people and places we care about most.

Glacier currently operates across eight states in the Western and Southwestern U.S., spanning from border to border. The company’s headquarters are in Montana, the fourth largest state in the country. With Texas being the second largest, this move is a natural and complementary extension of the Glacier footprint into our high-growth, diversified economy.

What are the benefits of joining Glacier?

This partnership brings together two banks that believe in the same things: local decision-making, strong community ties, and personalized service. By joining the Glacier family, we’ll have the strength and resources of a larger organization while keeping the local focus our customers value. Customers will benefit from:

•	More products and services to meet your financial needs

•	Higher lending limits to support your goals

•	Continued local service from the people you know and trust

As part of the Glacier family, you’ll continue to have access to great career opportunities and professional growth. Glacier is committed to supporting its employees and offers a very competitive benefits package designed to take care of you and your family.

This combination is about building a stronger future together, and that includes investing in the people who make it possible.

What happens to my job?

Glacier recognizes it’s the people who are behind our success. The majority of positions will be needed as we come together to continue serving customers and growing the business. As we get closer to conversion, there may be some roles that are no longer needed. Management does not expect this to affect a significant number of positions. If any changes occur that affect your role, you can count on clear and timely communication, along with support throughout the process.

What will change for customers?

Right now, nothing is changing. Customers can continue using their current checks, debit cards and online and mobile banking just as they always have. The terms of their loans and lines of credit will stay the same. As we move forward, we’ll keep customers informed well in advance of any changes.

In the long run, joining Glacier means customers will gain access to a wider range of products, services, and tools – all backed by the same friendly, local service they know and trust. We’re confident they’ll be pleased with what’s ahead.

When will the acquisition be complete?

We expect the acquisition will close in the 4th quarter of 2025 pending approval by banking regulators and GNTY’s shareholders and satisfaction of other closing conditions. The systems conversion is tentatively planned for early 2026.

Will my branch stay open?

Yes.

If I have questions, who can I talk to?

Please share any questions or concerns with your manager, human resources or any member of the leadership team.

If an investor/shareholder or media calls what do I do?

All investor/shareholder calls should be forwarded to Shalene Jacobson, 888.572.9881. All media calls should be forwarded to Ty Abston, 888.572.9881.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving GNTY and GBCI, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GNTY and GBCI operate; uncertainties regarding the ability of Glacier Bank and Guaranty Bank & Trust, N.A. to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GNTY undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this communication. For more information, see the risk factors described in GNTY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) from time to time.

No Offer or Solicitation

This communication is being filed in respect of the proposed merger transaction involving GNTY and GBCI. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of GNTY and a Preliminary Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, GNTY will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that GNTY or GBCI may file with the SEC and send to GNTY’s shareholders in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ACCOMPANYING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Registration Statement and Proxy Statement/Prospectus (when available), as well as other filings containing information about GNTY, GBCI and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by GNTY, free of charge, in the “Investors” section of GNTY’s website, www.gnty.com, under the heading “Financial Information - SEC Filings” or by requesting them in writing or by telephone from GNTY at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, ATTN: Corporate Secretary; Telephone (888) 572-9881, and will be able to obtain the documents filed with the SEC by GBCI, free of charge, at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

Participants in the Solicitation

GNTY and GBCI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GNTY is set forth in the proxy statement for GNTY’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.